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Exhibit 8

LIST AT DECEMBER 31, 2004
OF AFFILIATED COMPANIES IN
CONFORMITY WITH SECTIONS 379 AND 414,
BOOK 2 OF THE NETHERLANDS CIVIL CODE

BELONGING TO AKZO NOBEL N.V., ARNHEM

As filed with the Arnhem Trade Registry

Identified as being a statement to which our report dated February 3, 2005 refers.

KPMG Accountants N.V.

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Notes to the list of legal entities and corporations presented in conformity with Sections 379 and 414, Book 2, Netherlands Civil Code.

1	With respect to the Dutch legal entities marked *, Akzo Nobel N.V. has declared in writing that it accepts joint and several liability for contractual debts of the relevant companies, in conformity with Section 403, Book 2, of the Netherlands Civil Code.
2	With respect to Irish legal entities marked ** Akzo Nobel N.V. has issued guarantees in relation to the exemption of the relevant companies under section 5(c) of the
Companies (Amendment) Act 1986 Ireland.
3	The ownership percentage represents the interest Akzo Nobel N.V. or one or more of its majority subsidiaries singly or jointly have in the issued share capital of the participation.

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Argentina
Akzo Nobel Coatings S.A. (Argentina)	Buenos Aires	100.00
Akzo Nobel Quimica SA (Argentina)	Buenos Aires	100.00
International Pine Products SA	Acassuso	100.00
Intervet Argentina S.A.	Buenos Aires	100.00
Organon Argentina S.A.Q.I.& C.	Buenos Aires	100.00

Australia
Akzo Nobel Car Refinishes Australia Pty Ltd	Sydney	100.00
Akzo Nobel Chemicals Pty Ltd	Camellia	100.00
Akzo Nobel Coatings (Holdings) Pty Limited	Camellia	100.00
Akzo Nobel Industries Ltd	Camellia	100.00
Akzo Nobel Pty Ltd	Camellia	100.00
Eka Chemicals (Australia) Pty Ltd	Melbourne	100.00
Intervet Australia Pty Ltd	Canberra	100.00
Intervet Rural Co Pty Ltd	Melbourne	100.00
Livestock Nutrition Technologies Pty Ltd	Brisbane	100.00
Onslow Salt Pty Ltd	Perth	86.68
Organon (Australia) Pty Ltd	Canberra	100.00
Salt Asia Holdings Pty Ltd	Perth	94.22

Austria
Akzo Nobel Coatings GmbH (Austria)	Salzburg	100.00
Akzo Nobel Decorative Coatings GmbH	Salzburg	100.00
Eka Chemicals Austria GmbH	Purkersdorf	100.00
Intervet GesmbH	Vienna	100.00
Levis GmbH	Salzburg	100.00
Organon GesmbH	Vienna	100.00

Bangladesh
Organon (Bangladesh) Ltd	Dhaka	83.09

Belgium
Akzo Nobel Car Refinishes NV	Vilvoorde	100.00
Akzo Nobel Chemicals NV/SA	Mons	100.00
Akzo Nobel Coatings Nv/Sa	Vilvoorde	100.00
Akzo Nobel Decorative Coatings NV/SA	Vilvoorde	100.00
Auto Body Services CV (ABS)	Brussel	81.57
De Keyn Paint NV/SA	Vilvoorde	100.00
International Paint (Belgium) NV	Brussels	100.00
Intervet Belgium N.V.	Brussels	100.00
Organon België NV	Brussel	100.00
Techni-Coat International N.V.	Kalmthout	100.00

Brazil
Akzo Nobel Ltda	Sao Paulo	99.99
Akzo Nobel Participaçöes Ltda	Sao Paulo	99.99
Diosynth Produtos Farmo-quimicos Ltda.	Sao Paulo	100.00
Eka Bahia S.A.	Eunápolis	94.47
Eka Chemicals Do Brazil S.A.	Jundiai	94.56
Eka Quimica Ltda	Rio de Janeiro	51.00
Organon do Brasil Indústria e Comércio Ltda	Sao Paulo	100.00

Bulgaria
Intervet Bulgaria EOOD	Sofia	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Canada
Akzo Nobel Chemicals Ltd (Canada)	Toronto	100.00
Akzo Nobel Coatings Ltd (Canada)	Ontario	100.00
Eka Chemicals Canada Inc	Magog	100.00
Intervet Canada Ltd.	Ontario	100.00
Organon Canada Ltd.	Ontario	100.00

Chile
Alama S.A.	Santiago	100.00
Alby Kemi Chile Ltda	Talca	100.00
Eka Chemicals Chile S.A.	Santiago	99.99
International Paint (Chile) Ltda	Santiago	100.00
Intervet Veterinaria Chile Ltda	Santiago	100.00
Inversiones Electroquímica Limitada	Santiago	99.84
Organon Chile Limitada	Santiago de Chile	100.00

China
Akzo Nobel (Shanghai) Co. Ltd.	Shanghai	100.00
Akzo Nobel Car Refinishes (Suzhou) Co. Ltd	Suzhou	100.00
Akzo Nobel Car Refinishes Hong Kong Ltd	Hong Kong	100.00
Akzo Nobel Chang Cheng Coatings (Beijing) Co., Ltd	Beijing	66.67
Akzo Nobel Chang Cheng Coatings (Guangdong) Co Ltd	Shenzhen	66.67
Akzo Nobel Chang Cheng Coatings (Langfang) Co. Ltd.	Lang fang	66.67
Akzo Nobel Chang Cheng Coatings (Ningbo) Co.Ltd.	Ningbo	80.00
Akzo Nobel Chang Cheng Coatings (Suzhou) Co Ltd	Suzhou	66.67
Akzo Nobel Chang Cheng Ltd (Powder)	Hong Kong	66.67
Akzo Nobel Chemicals MCA (Taixing) Co. Ltd.	Taixing	100.00
Akzo Nobel Coatings (Dongguan) Co. Ltd.	Dongguan City	100.00
Akzo Nobel Coatings (Jiaxing) Co. Ltd.	Jiaxing	100.00
Akzo Nobel Coatings (Shanghai) Co., Ltd.	Pudong, Shanghai	100.00
Akzo Nobel Coatings (Tianjin) Co. Ltd.	Tianjin	100.00
Akzo Nobel Cross-Linking Peroxides (Ningbo) Co. Ltd	Ningbo	95.50
Akzo Nobel Decorative Coatings (China) Ltd	Guangzhou	100.00
Akzo Nobel Decorative Coatings (Hong Kong) Ltd	Hong Kong	99.99
Akzo Nobel Decorative Coatings (Shanghai) Ltd	Shanghai	98.00
Akzo Nobel FESCO Ltd	Hong Kong	51.00
Akzo Nobel Polymer Chemicals (Shanghai) Limited	Shanghai	100.00
Akzo Nobel Protective Coatings (Suzhou) Co Ltd	Suzhou	100.00
Casco Adhesives (Beijing) Ltd Co	Beijing	100.00
Casco Adhesives Hong Kong Ltd	Hong Kong	100.00
Eka Chemicals (Suzhou) Ltd	Suzhou	100.00
Fengkai Eka Chemicals Co. Ltd	Guangdong	70.00
International Paint (Hong Kong) Ltd	Hong Kong	100.00
International Paint of Shanghai Co Ltd	Shanghai	51.00
Intervet (Hong Kong) Ltd	Hong Kong	100.00
Keum Jung Akzo Nobel Peroxides Ltd.	Tianjin	80.00
Nanjing Organon Pharmaceutical Company Ltd	Nanjing	83.00
Organon (Hong Kong) Ltd	Hong Kong	100.00
Tianjin Akzo Nobel Peroxides Co. Ltd	Tianjin	87.50
Yixing Akzo Nobel Chemicals Company Ltd	Yixing City	67.50

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Colombia
Eka Chemicals de Colombia S.A.	Cali - Dpto Valle	99.97
Interquim S.A.	Medellin	100.00
Intervet Colombia Ltda	Bogota	100.00
Organon de Colombia Ltda	Bogota D.C.	100.00

Cyprus
Intervet Middle East Ltd	Nicosia	99.00
Organon Middle East Ltd. Cyprus	Nicosia	100.00

Czech Republic
Intervet S.R.O. (Czech Rep)	Prague	100.00
LNR Estate S.R.O.	Plzen	100.00
Organon S.R.O.	Prague	100.00
Schönox S.R.O.	Pizen	100.00

Denmark
Akzo Nobel A/S (Denmark)	Copenhagen	100.00
Akzo Nobel Car Refinishes A/S	Hoje Tastrup	100.00
Akzo Nobel Chemicals ApS (Denmark)	Ballerup	100.00
Akzo Nobel Deco A/S	Copenhagen	100.00
Akzo Nobel Industrial Coatings A/S	Kopenhagen	100.00
Akzo Nobel Salt A/S	Mariager	100.00
Biometer International A/S	Odense	100.00
Casco A/S (Denmark)	Fredensborg-Humlebak	100.00
IMI Pharma AS	Ballerup	100.00
International Farvefabrik A/S	Herlev	100.00
Intervet Denmark A/S	Ballerup	100.00
Mariager Energi A/S	Mariager	100.00
Organon A/S (Denmark)	Ballerup	100.00

Dominican Republic
Intervet Dominicana S.A.	Santo Domingo	99.90
Organon Dominicana SA	Santo Domingo	50.00

Ecuador
Interquimec S.A.	Quito	100.00
Intervet Ecuador S.A.	Guayaquil	100.00
Organon Ecuatoriana C.A.	Guayaquil	100.00

Egypt
Intervet Egypt for Animal Health SAE	Cairo	100.00
Organon Egypt Ltd	Cairo	100.00

Estonia
ES Sadolin AS	Tallinn	90.00
LLC Casco Liimid (Estonia)	Tallinn	100.00

Finland
Akzo Nobel Coatings Oy	Vantaa	100.00
Eka Chemicals Oy (Finland)	Helsinki	100.00
Intervet Oy	Vantaa	100.00
Oy International Paint (Finland) AB	Helsinki	100.00
Oy Organon AB	Helsinki	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

France
Akzo Nobel Aerospace Coatings SA	Montataire	99.99
Akzo Nobel Chemicals S.A.S.	Venette	100.00
Akzo Nobel Coatings S.A.	Senlis	99.91
Akzo Nobel Industrial Coatings SA	Saint Denis	99.93
Akzo Nobel Nippon Paint SA	Montivilliers	75.00
Akzo Nobel Powder Coatings SNC	Evry	100.00
Akzo Nobel S.A.	Anthony	100.00
Akzo Nobel Surface Chemistry SA	Compiegne	99.97
Casco France S.A.S.	Antony	100.00
Cégécol SNC	Antony	100.00
Color Auto Expert S.A	Montataire	99.67
Couleurs Peintures Révetements Décoration S.A.	Bordeaux	99.79
Decorative Ouest SAS	Angers	99.91
Diosynth France S.A.	Eragny-Sur-Epte	99.88
Distrireti S.A.	Riom	99.96
Eka Chimie S.A.	Ambes	99.98
Forestier S.A.S.	Macon	99.90
International Paint France S.A.	Sotteville-les-Rouen	100.00
International Paint SA	Le Havre	100.00
International Peinture S.A.	Le Havre	100.00
Intervet International SA	Beaucouze	99.99
Intervet Pharma R & D S.A.	Angers	99.92
Intervet Productions SA	Igoville	99.99
Intervet S.A.	Angers	99.99
Jouanne SA	Caen	99.91
Nobilas France SAS	Senlis	65.94
Organon S.A.	Puteaux	99.99
Peintures Couleurs Decoration S.A.S.	Versailles	99.91
Rhône Sud Est Décoration S.A.	Lyon	99.90
Service Industrie Peinture S.A. (SIP)	Le Havre	99.91
SUD Est Decor S.A.S.	Aubagne	99.91
Toitot SAS	Besançon	99.91

Germany
Akzo Nobel Base Chemicals GmbH	Ibbenburen	100.00
Akzo Nobel Chemicals GmbH	Dueren	100.00
Akzo Nobel Chemicals Holding GmbH	Düren	100.00
Akzo Nobel Coatings GmbH	Stuttgart	100.00
Akzo Nobel Deco GmbH	Köln	100.00
Akzo Nobel Farben Beteiligungs-GmbH	Stuttgart	100.00
Akzo Nobel Faser Pensionsverwaltungs-GmbH	Wuppertal	100.00
Akzo Nobel GmbH	Düren	100.00
Akzo Nobel High Purity Metalorganics GmbH	Marburg	100.00
Akzo Nobel Nippon Paint GmbH	Nürnberg	75.00
Akzo Nobel Oleochemicals GmbH	Emmerich	100.00
Akzo Nobel Salz GmbH	Stade	100.00
Carbosulf Chemische Werke GmbH	Köln	66.67
CarInfo Service GmbH	Stuttgart	100.00
Casco Products GmbH	Wupppertal	100.00
Degewop Arzneimittel GmbH	Schwabenheim	100.00
Denner, Timpe + Mock Verwaltungs-GmbH	Berlin	100.00
Hydrochemie GmbH	Schwabenheim	100.00
International Farbenwerke GmbH	Börnsen	100.00
Intervet Deutschland GmbH	Unterschleissheim	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Intervet Innovation GmbH	Schwabenheim	100.00
Intervet International GmbH	Unterschleissheim	100.00
Nobilas GmbH	Stuttgart	100.00
Organon Development GmbH	Waltrop	100.00
Organon GmbH	Oberschleissheim	100.00
Schönox GmbH	Rosendahl	100.00
Thioplast Chemicals GmbH & Co. KG	Greiz	100.00
Thioplast Chemicals Verwaltungsgesellschaft mbH	Greiz	100.00
Timpe & Mock Berlin GmbH & Co. KG	Berlin	100.00
Timpe & Mock GmbH	Köln	100.00
Timpe & Mock GmbH & Co. KG	Bremen	100.00
Timpe & Mock Verwaltungs-GmbH	Bremen	100.00
Verbundgruppe Farbe & Heimtex GmbH	Stuttgart	100.00
Vereinigung deutscher Akzo Nobel Firmen GmbH	Wuppertal	100.00

Greece
Akzo Nobel Coatings A.E. (Greece)	Krioneri	100.00
Akzo Nobel Powder Coatings A.E.	Athens	100.00
International Paint (Hellas) S.A.	Piraeus	100.00
Intervet Hellas A.E.	Athens	100.00
Organon Hellas Commercial société Anonyme	Athens	100.00
Vivechrom S.A.	Mandra, Attiki	76.00

Guernsey
Oakwood Ltd	St. Peter Port	76.92
Windsor Ltd	St. Peter Port	99.94

Hungary
Akzo Nobel Coatings Rt. (Hungary)	Tiszaujvaros	100.00
Akzo Nobel CR Car Refinishes Trading Company Ltd	Budapest	100.00
Budafesték Kft	Budapest	100.00
Intervet Hungaria Kft	Budapest	100.00
Organon Hungary Kereskedelmi Kft/Org. Hungary Trading Ltd	Budapest	100.00
Pigment Lim. Partnership	Kecskemét	75.00
Profikolor Üzletlánc Ltd	Budapest	100.00

India
Akzo Nobel Car Refinishes India Pvt Ltd	Bangalore	100.00
Akzo Nobel Chemicals (India) Ltd	Calcutta	95.85
Akzo Nobel Coatings India Private Ltd	Bangalore	100.00
Akzo Nobel Non-Stick Coatings Ltd	Amhedabad	99.90
Intervet India Pvt. Ltd	Hyderabad	100.00
Organon (India) Ltd	Kolkata	98.15

Indonesia
PT Akzo Nobel Car RefinishesIndonesia	Jakarta	100.00
PT Akzo Nobel Dekorina	Jakarta	65.00
PT Akzo Nobel Satindo	Jakarta	100.00
PT Casco Persada Indonesia	Jakarta	100.00
PT Eka Chemicals Indonesia	Surabaya	100.00
PT International Paint Indonesia	Bekasi	100.00
PT Intervet Indonesia	Jakarta	100.00
PT Organon Indonesia	Jakarta	99.67

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

	Ireland
**	Akzo Nobel Car Refinishes (Ireland) Ltd	Dublin	100.00
**	Akzo Nobel Decorative Coatings Ireland Ltd	Dublin	100.00
**	Intervet (Ireland) Limited	Dublin	100.00
**	Nourypharma Ltd	Dublin	100.00
**	Organon (Ireland) Ltd	Dublin	100.00

Italy
A.B.S. Italia S.r.l.	Milano	100.00
Akzo Nobel Chemicals SPA	Milano	100.00
Akzo Nobel Coatings S.P.A.	Cesano Boscone	100.00
Akzo Nobel Nippon Paint Srl	Fombio	75.00
Autolakken S.R.L	Monza (Mi)	100.00
Compagnia Italiana Ricerca e Sviluppo Spa (CIRS)	Padova	100.00
Farmaceutici Gellini S.R.L.	Milano	100.00
International Paint Italia SPA	Genova	100.00
Intervet (Italia) S.R.L.	Milano	100.00
Intervet Productions Srl	Milano	100.00
Nuova ICC S.R.L.	Milano	100.00
Organon Italia S.P.A.	Rome	100.00
Therimas S.R.L.	Rome	100.00

Japan
Akzo Nobel Coatings K.K.	Osaka	100.00
Akzo Nobel K.K.	Tokyo	100.00
Akzo Nobel Kashima K.K.	Tokyo	100.00
International Paint Japan K.K.	Kobe	100.00
Intervet K.K.	Tokyo	100.00
Mikasu Corporation	Tokyo	100.00
Nippon Organon K.K.	Osaka	100.00
Nissan Eka Chemicals Co. Ltd	Tokyo	80.00

Kenya
Intervet East Africa Limited	Nairobi	100.00

Korea (South)
Akzo Nobel Amides Co. Ltd	Kyungju	100.00
Akzo Nobel Car Refinishes Korea Co. Ltd.	Seoul	100.00
Akzo Nobel Ltd (Korea)	Seoul	100.00
Eka Chemicals Korea Co. Ltd	Gunsan	100.00
International Paint (Korea) Ltd	Ansan	60.00
International Paint (Research) Ltd	Geoje City	100.00
Interpon Powder Coatings (Korea) Limited	Ansan	100.00
Intervet Korea Ltd.	Seoul	100.00
LG Lucoat Powder Coatings Limited	Seoul	80.13
Organon Korea Ltd	Seoul	100.00

Kuwait
International Warba Coatings WLL	Kuwait	49.00

Latvia
LA Sadolin SIA	Riga	90.00

Lebanon
Organon Middle East S.A.L. (Lebanon)	Beyrouth	97.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Lithuania
LI Sadolin	Vilnius	90.00

Luxemburg
Compagnie de Reassurance Akzo Nobel S.A.	Luxemburg	100.00

Malaysia
Akzo Nobel (Malaysia) Sdn Bhd	Kuala Lumpur	100.00
Akzo Nobel Car Refinishes (Malaysia) Sdn Bhd	Selangor	100.00
Akzo Nobel Coatings Sdn Bhd	Selangor	100.00
Akzo Nobel Industrial Coatings Sdn Bhd	Petaling Jaya	100.00
Akzo Nobel Industries Sdn Bhd	Selangor	65.00
Akzo Nobel Oleochemicals Sdn.Bhd.	Selangor	65.00
Casco Adhesives Sdn Bhd	Selangor	100.00
International Paint Sdn Bhd	Johor	70.00
Intervet (M) Sdn Bhd	Selangor	100.00
Organon (Malaysia) Sdn. Bhd.	Kuala Lumpur	100.00
Organon Asia Pacific Sdn.Bhd.	Kuala Lumpur	100.00

Mexico
Akzo Nobel Chemicals S.A. de C.V.	Mexico DF	100.00
Akzo Nobel Comex S.A. de C.V.	Mexico City	55.00
Akzo Nobel Inda S.A. de C.V.	Monterrrey	50.00
Akzo Nobel Industrial Coatings Mexico SA de CV	Mexico City	100.00
Anco Servicios Profesionales S.A. de C.V.	Mexico City	55.00
Compania Mexicana de Pinturas International SA De CV	Mexico City	100.00
Intervet Mexico S.A. de C.V.	Santiago Tianguistenco	100.00
Interveterinaria SA de CV	Santiago Tianguistenco	99.70
Laboratorios Organon S.A. de C.V.	Mexico	100.00
Organon Mexicana S.A. de C.V.	Mexico DF	100.00
Pinturas Condor S.A. de C.V. Mexico	Mexico	100.00

Morocco
Akzo Nobel Coatings S.A. (Morocco)	Casablanca	74.10
Intervet Maroc	Casablanca	99.99
Organon Maroc S.à.R.L.	Casablanca	100.00
Sadvel SA	Casablanca	71.06

Myanmar
Myanmar Organon Ltd	Yangon	100.00

Neth. Antilles

Akzo Nobel (Netherlands Antilles) NV	Bonaire	100.00
Akzo Nobel International Finance NV	Curacao	100.00

	Netherlands
*	Akcros Chemicals B.V.	Amersfoort	100.00
*	Akzo Nobel (C) Holdings B.V.	Woerden	100.00
*	Akzo Nobel Aerospace Coatings B.V.	Sassenheim	100.00
	Akzo Nobel Assurantie N.V.	Arnhem	100.00
*	Akzo Nobel Base Chemicals B.V.	Amersfoort	100.00
*	Akzo Nobel Car Refinishes B.V.	Sassenheim	100.00
	Akzo Nobel Center Energie B.V.	Arnhem	100.00
*	Akzo Nobel Central Purchasing B.V.	Arnhem	100.00
*	Akzo Nobel Central Research B.V.	Arnhem	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

*	Akzo Nobel Chemicals B.V.	Amersfoort	100.00
*	Akzo Nobel Chemicals International B.V.	Amersfoort	100.00
*	Akzo Nobel China B.V.	Arnhem	100.00
*	Akzo Nobel China Beheer B.V.	Arnhem	100.00
*	Akzo Nobel Coatings B.V.	Sassenheim	100.00
*	Akzo Nobel Coatings International B.V.	Arnhem	100.00
*	Akzo Nobel Coatings Research B.V.	Arnhem	100.00
*	Akzo Nobel Decorative Coatings B.V.	Sassenheim	100.00
*	Akzo Nobel Decorative Coatings Turkey B.V.	Arnhem	100.00
*	Akzo Nobel Duitsland B.V.	Arnhem	100.00
	Akzo Nobel Energie Hengelo B.V.	Hengelo	100.00
*	Akzo Nobel Energy B.V.	Amersfoort	100.00
*	Akzo Nobel Engineering B.V.	Arnhem	100.00
*	Akzo Nobel Finance B.V.	Arnhem	100.00
*	Akzo Nobel Functional Chemicals B.V.	Amersfoort	100.00
*	Akzo Nobel Holding Duitsland B.V.	Arnhem	100.00
*	Akzo Nobel Industrial Coatings B.V.	Sassenheim	100.00
*	Akzo Nobel Industrial Products Colombia B.V.	Arnhem	100.00
*	Akzo Nobel Ink & Adhesive Resins B.V.	Maastricht	100.00
*	Akzo Nobel Insurances B.V.	Arnhem	100.00
*	Akzo Nobel Management B.V.	Arnhem	100.00
*	Akzo Nobel MPP Systems B.V.	Arnhem	100.00
*	Akzo Nobel Nederland B.V.	Arnhem	100.00
	Akzo Nobel Nippon Paint Holding B.V.	Arnhem	75.00
*	Akzo Nobel Pharma B.V.	Oss	100.00
*	Akzo Nobel Pharma International B.V.	Oss	100.00
*	Akzo Nobel Pharma Ventures B.V.	Arnhem	100.00
*	Akzo Nobel Polymer Chemicals B.V.	Amersfoort	100.00
*	Akzo Nobel Powder Coatings Holding B.V.	Arnhem	100.00
	Akzo Nobel Representative Offices B.V.	Arnhem	100.00
*	Akzo Nobel Research B.V.	Arnhem	100.00
*	Akzo Nobel Risk Management B.V.	Arnhem	100.00
*	Akzo Nobel Salt B.V.	Amersfoort	100.00
*	Akzo Nobel Sino Coatings B.V.	Sassenheim	100.00
*	Akzo Nobel Surface Chemistry B.V.	Amersfoort	100.00
*	B.V. voorheen H. Addens Jr	Winschoten	100.00
*	Bijholt Groep B.V.	Groningen	100.00
*	Breunis B.V.	Arnhem	100.00
*	Brouwer & van Veen B.V.	Amersfoort	100.00
*	Carelaa B.V.	Arnhem	100.00
*	Casco B.V.	's-Hertogenbosch	100.00
*	Cosmas B.V.	Oss	100.00
*	Degewop B.V.	Arnhem	100.00
*	Diosynth B.V.	Oss	100.00
*	Diosynth Holding B.V.	Arnhem	100.00
*	Diosynth International B.V.	Oss	100.00
*	EKA Chemicals Chile B.V.	Arnhem	100.00
*	Farmaas B.V.	Oss	100.00
*	Handelmaatschappij Buya B.V.	Arnhem	100.00
*	Hollander's Verfhandel B.V.	Zwolle	100.00
*	Horus B.V.	Oss	100.00
*	International Paint (Nederland) B.V.	Rhoon	100.00
*	Intervet China B.V.	Arnhem	100.00
*	Intervet Holding B.V.	Arnhem	100.00
*	Intervet International B.V.	Boxmeer	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

*	Intervet Nederland B.V.	Boxmeer	100.00
*	J.L.H. Smits & Co Verffabrieken B.V.	Wapenveld	100.00
*	Kloek Zout B.V.	Dordrecht	100.00
*	Laboratoria Nobilis B.V.	Boxmeer	100.00
*	Levis B.V.	Waalwijk	100.00
*	Makraba B.V.	Arnhem	100.00
	Mcn Holding B.V.	Delfzijl	100.00
*	Mycofarm Nederland B.V.	De Bilt	100.00
*	N.V. Organon	Oss	100.00
*	Nobel Industries Holding B.V.	Arnhem	100.00
*	Nobel Industries Nederland B.V.	Weesp	100.00
*	Nobilas International B.V.	Arnhem	100.00
*	Nobilon International B.V.	Boxmeer	100.00
*	Nourypharma Nederland B.V.	Oss	100.00
*	Orgachemia B.V.	Boxtel	100.00
*	Organon Agencies B.V.	Oss	100.00
*	Organon China B.V.	Arnhem	100.00
*	Organon Europe B.V.	Oss	100.00
*	Organon Holding B.V.	Oss	100.00
*	Organon International B.V.	Oss	100.00
*	Organon Nederland B.V.	Oss	100.00
*	Organon Participations B.V.	Oss	100.00
*	Organon Teknika Holding B.V.	Arnhem	100.00
*	Panter B.V.	Hoofddorp	100.00
*	Remmert Holland B.V.	Hoofddorp	100.00
*	Sikkens Verkoop B.V.	Sassenheim	100.00
	Solar Dew B.V.	Breda	40.00
*	Syncoflex B.V.	Arnhem	100.00
*	Theriak B.V.	Oss	100.00
*	Van Blommestein Powalky B.V.	Arnhem	100.00
*	Verenigde Chemische Fabrieken B.V.	Oss	100.00
*	Vetrex B.V.	Oss	100.00
*	Vlintex B.V.	Arnhem	100.00
*	Zoöpharm B.V.	De Bilt	100.00

New Zealand
Akzo Nobel Coatings Ltd	Avondale	100.00
Akzo Nobel Ink & Adhesive Resins (N.Z.) Limited	Mount Maunganui	100.00
Intervet Limited (New Zealand)	Auckland	100.00

Norway
Akzo Nobel Car Refinishes AS	Kolbotn	100.00
Akzo Nobel Chemicals AS (Norway)	Oslo	100.00
Akzo Nobel Dekorativ AS (Norway)	Kolbotn	100.00
Akzo Nobel Industrial Coatings AS (Norway)	Kolbotn	100.00
Akzo Nobel Surface Chemistry A/S	Fredrikstad	100.00
Eka Chemicals Norge A/S	Skärer	100.00
Eka Chemicals Rana A/S	Mo i Rana	100.00
Eka Chemicals Rjukan A/S	Rjukan	100.00
International Maling A/S	Begen	100.00
Intervet Norbio A.S.	Bergen	100.00
Intervet Norge AS	Oslo	100.00
Organon A/S (Norway)	Asker	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Pakistan
Organon Pakistan (Private) Ltd	Karachi	99.90

Panama
International Paint (Panama) Inc.	Mercantil	100.00

Papua New Guinea
Akzo Nobel Limited	Geheru	100.00

Paraguay
Intervet Paraguay SA	Asuncion	100.00

Peru
Intervet SA	Lima	100.00

Philippines
Akzo Nobel Car Refinishes Philippines Inc.	Makati City	100.00
Intervet Phillipines Inc	Mandaluyong	100.00
Organon (Philippines) Inc.	Manila	99.99

Poland
Akzo Nobel Car Refinishes (Polska) Sp. Z o.o.	Wloclawek	100.00
Akzo Nobel Chemicals Representation & Services Sp.Z o.o.	Warsaw	100.00
Akzo Nobel Decorative Coatings Sp. Z o.o.	Wloclawek	100.00
Akzo Nobel Industrial Coatings Sp. Z o.o.	Wloclawek	100.00
International Coatings Sp. Z o.o.	Gdynia	100.00
Intervet Sp. z o.o.	Warszawa	100.00
Nobiles, Kujawska Fabryka Farb i Lakierow Sp. z o.o.	Wloclawek	100.00
Organon Polska Sp. z o.o.	Warsaw	100.00

Portugal
Aacifar - Produtos Quimicos e Farmaceuticos, Lda	Lisbon	100.00
Akzo Nobel Resinas Lda	Montemor-O-Velho	100.00
Akzo Nobel Tintas para Automoveis Lda	Carregado	100.00
Eka Chemicals Portugal Lda	Parede	100.00
International Paint Iberia Ltda	Setúbal	68.34
Intervet Portugal - Saúde Animal, Lda	Cascais	100.00
Nourifarma - Produtos Quimicos e Farmaceuticos Lda	Lisbon	100.00
Organon Portuguesa Produtos Quimicos E Farmaceuticos Ltda	Lisbon	100.00

Rumania
Intervet Nutrition SrL (in liquidation)	Bucharest	99.90
Intervet Romania SRL	Bucharest	100.00

Russian Federation
A.O. Ankorit	Moscow	51.00
Akzo Nobel Car Refinishes OOO	Moscow	100.00
Akzo Nobel Lakokraska OOO	Orehovo-Zuevo	100.00
Akzo Nobel Trading and Distribution Company Ltd	Moscow	100.00
Intervet OOO	Moscow	100.00
Marshall Paint Rus	Moscow	100.00
RU Sadolin	Moscow	100.00
Zao Akzo Nobel Dekor (Russia)	Moscow	100.00
Zao Organon A/O	Moscow	100.00
Zao Sadolin-Nizhny Novgorod	Nizhny Novgorod	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Saudi Arabia
International Paint Saudi Arabia Ltd	Dammam	49.00

Singapore
Akcros Chemicals (Asia Pacific) Pte Ltd	Singapore	100.00
Akzo Nobel Car Refinishes (Singapore)Pte Ltd	Singapore	100.00
Akzo Nobel Chemicals Pte Ltd	Singapore	100.00
Akzo Nobel Coatings Pte Ltd	Singapore	100.00
Akzo Nobel Cross-Linking Peroxides Pte. Ltd.	Singapore	100.00
Akzo Nobel Paint Singapore Pte Ltd	Singapore	100.00
Akzo Nobel South East Asia Pte Ltd.	Singapore	100.00
Akzo Nobel Surface Chemistry Pte. Ltd.	Singapore	100.00
Casco Adhesives (Asia) Pte Ltd	Singapore	100.00
International Coatings (Pte) Ltd	Singapore	100.00
Intervet (Taiwan) Pte Ltd	Singapore	100.00
Intervet Norbio Singapore Pte Ltd	Singapore	100.00

Slovak Republic
Organon Slovakia S.R.O.	Bratislava	100.00

Slovenia
Casco Adhezivi d.o.o.	Domzale	100.00

South Africa
Akzo Nobel Car Refinishes (Pty) Limited	Isando	100.00
Eka Chemicals (Pty) Ltd	Durban	100.00
International Paint (Pty) Ltd	Groterg	51.00
Intervet (Pty) Ltd	Johannesburg	100.00
Intervet South Africa (Pty) Limited	Johannesburg	100.00
PJA (South Africa) (Pty) Ltd	Alberton	100.00

Spain
Akzo Nobel Car Refinishes SL	Barcelona	100.00
Akzo Nobel Chemicals SA (Spain)	Barcelona	100.00
Akzo Nobel Coatings S.A.	Barcelona	100.00
Akzo Nobel Distribucion, S.L.	Barcelona	100.00
Akzo Nobel Industrial Paints SL	Barcelona	100.00
Akzo Nobel Nippon Paint Espania SA	Badalona	75.00
Eka Chemicals Iberica SA	Barcelona	100.00
Herpu Carrocerias S.A. (Spain)	Barcelona	100.00
Laboratorios Intervet S.A.	Salamanca	100.00
Nobilas Iberica, S.L.	Barcelona	100.00
Organon Espanola S.A.	Cornellà de Llobregat	100.00

Sweden
Akzo Nobel AB	Nacka	100.00
Akzo Nobel Base Chemicals AB	Skoghall	100.00
Akzo Nobel Car Refinishes AB	Tyresoe	100.00
Akzo Nobel Chemicals Holding AB	Nacka	100.00
Akzo Nobel Coatings Holding AB	Stockholm	100.00
Akzo Nobel Deco International AB	Nacka	100.00
Akzo Nobel Decorative Coatings AB	Malmö	100.00
Akzo Nobel Functional Chemicals AB	Stenungsund	100.00
Akzo Nobel Industrial Coatings AB	Malmö	100.00
Akzo Nobel International AB	Stockholm	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Akzo Nobel Nippon Paint AB	Angered	75.00
Akzo Nobel Rexolin AB	Kumla	100.00
Akzo Nobel Salt AB	Göteborg	100.00
Akzo Nobel Surface Chemistry AB	Stenungsund	100.00
Aqvarinse AB	Bohus	100.00
Casco Adhesives AB	Stockholm	100.00
Cellchem AB	Stockholm	100.00
Chemtronics AB	Bohus	100.00
Eka Chemicals AB	Bohus	100.00
Eka Chemicals China AB	Bohus	100.00
Ekoflock AB	Vetlanda	100.00
Fastighets AB Stockvik	Sundsvall	100.00
Fribo Fastigheter AB	Vetlanda	100.00
IMI-Pharma AB	Göteborg	100.00
International Färg AB	Göteburg	100.00
Intervet AB	Stockholm	100.00
Kartongen Kemi och Förvaltning AB	Stockholm	100.00
KB Hålstenen 2	Stockholm	100.00
Kema Nord AB	Stockholm	100.00
KemaNord Kraft AB	Stockholm	100.00
Kemi-Intressen AB	Solna	100.00
Nordsjö Butiker AB	Malmö	100.00
Organon AB	Göteborg	100.00
Permascand AB	Ljungaverk	100.00
Sadolin Lack AB	Malmö	100.00
Titan Service Center i Ljungaverk AB	Ljungaverk	100.00
VEUS AB	Nacka	100.00

Switzerland
Akzo Nobel Coatings AG	Luzern	97.00
Colorfina S.A.	Basel	100.00
Crina S.A.	Gland	97.00
Multilan AG	Pfäffikon	99.89
Organon AG	Pfäffikon	99.00
Sinova AG	Pfäffikon	72.00
Veterinaria AG	Zürich	100.00

Taiwan
Akzo Nobel Chang Cheng (Taiwan) Ltd	Taipei	66.67
Eka Chemicals (Taiwan) Co., Ltd	Taipei	100.00
International Paint (Taiwan) Ltd	Kaoshiung	100.00
Organon Taiwan Ltd.	Taipei	100.00

Thailand
Akzo Nobel Coatings Ltd	Nakornpathom	95.06
Akzo Nobel Coatings Trading Ltd	Nakornpathom	46.96
Casco Adhesives Co Ltd (Thailand)	Patumthani	99.98
Eka Chemicals (Thailand) Ltd	Bangkok	73.98
Intervet (Thailand) Ltd	Bangkok	100.00
Organon (Thailand) Ltd	Bangkok	99.98

Tunisia
Soc. Tunisienne de Peintures Astral S.A.	Megrine Tunis	60.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Turkey
Akzo Nobel Boya Sanayi ve Ticaret A.S.	Izmir	75.00
Akzo Nobel Kemipol A.S.	Izmir	51.00
International Coatings Pazarlama Limited Sirketi	Istanbul	100.00
Intervet Veteriner Ilaclai Pazarlama ve Ticaret Ltd. Sirketi	Istanbul	100.00
Kapboy Kaplama Insaat Sanayi ve Ticaret A.S.	Gebze	83.77
Kempa Boya Ve Sinai Maddeler Pazarlama Ve Ticaret A.S.	Izmir	50.59
Marshall Boya Ve Vernik Sanayii A.S.	Gebze	83.78
Organon Ilaclari A.S.	Istanbul	100.00
Tekyar Teknik Yardim S.A.	Dilovasi	100.00

U.S.A.
Akcros Chemicals America	New Brunswick	100.00
Akzo Nobel Aerospace Coatings Inc.	South Carolina	100.00
Akzo Nobel Asphalt Applications Inc.	Texas	100.00
Akzo Nobel Cellulosic Specialties Inc.	Delaware	100.00
Akzo Nobel Chemicals Inc.	Wilmington	100.00
Akzo Nobel Coatings Inc.	Delaware	100.00
Akzo Nobel Finance United States Holdings LLC	Wilmington	100.00
Akzo Nobel Finance United States Inc	Wilmington	100.00
Akzo Nobel Functional Chemicals L.L.C.	Wilmington	100.00
Akzo Nobel Inc.	Delaware	100.00
Akzo Nobel New Jersey Holdings Inc.	Delaware	100.00
Akzo Nobel Non-Stick Coatings L.L.C.	Des Plains	100.00
Akzo Nobel Polymer Chemicals L.L.C.	Wilmington	100.00
Akzo Nobel Properties Inc.	Wilmington	100.00
Akzo Nobel Salt America Inc	Delaware	100.00
Akzo Nobel Services Inc.	Delaware	100.00
Akzo Nobel Surface Chemistry L.L.C.	Wilmington	100.00
Diosynth Inc.	Delaware	100.00
Diosynth RTP Inc.	Cary	100.00
Eka Chemicals Inc.	Marietta	100.00
Expancel Inc.	Delaware	100.00
Filtrol Corporation	Delaware	100.00
International Paint Inc.	Kentucky	100.00
Intervet Inc.	Delaware	100.00
Organon International Inc.	Delaware	100.00
Organon Pharmaceuticals USA Inc.	Delaware	100.00
Organon Teknika Corporation	Delaware	100.00
Organon USA Inc.	New Jersey	100.00
Vetstream Inc.	Delaware	100.00

Ukraine
Akzo Nobel Decorative Coatings (Ukraine) TzOV	Kiev	100.00

United Arab Emirates
Akzo Nobel Car Refinishes Middle East FZE	Dubai	100.00
International Paint (Gulf) LLC	Dubai	49.00

United Kingdom
Akcros Chemicals Ltd	London	100.00
Akzo Nobel Aerospace Coatings Ltd	Leicester	100.00
Akzo Nobel Chemicals Holdings Ltd	London	100.00
Akzo Nobel Chemicals Limited	London	100.00
Akzo Nobel Coatings (BLD) Limited	London	100.00

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LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS

Akzo Nobel Coatings Ltd	Abingdon	100.00
Akzo Nobel Decorative Coatings Ltd (UK)	Darwen	100.00
Akzo Nobel Holdings Limited	London	100.00
Akzo Nobel Industrial Coatings Ltd (UK)	Darwen	100.00
Akzo Nobel Investments Finance Limited	London	100.00
Akzo Nobel Investments Ltd	London	100.00
Akzo Nobel Limited	London	100.00
Akzo Nobel Nippon Paint Ltd	London	75.00
Akzo Nobel Powder Coatings Ltd. (UK)	Darwen	100.00
Akzo Nobel Services Limited	London	100.00
Akzo Nobel UK Ltd	London	100.00
Diosynth Ltd	Cambridge	100.00
Eighteen Hanover Square Limited	London	100.00
Eka Chemicals (AC) Ltd	Somerset	100.00
Eka Chemicals Ltd	Weston Super Mare	100.00
International Paint Limited	London	100.00
International Paints (Exports) Limited	London	100.00
International Paints (Holdings) Limited	London	100.00
Intervet UK Ltd	Milton Keynes	100.00
Intervet UK Production Ltd	Milton Keynes	100.00
Ned-Int Holdings Ltd	London	100.00
Nobilas UK Limited	London	100.00
Nourypharma Ltd	Cambridge	100.00
O.H. Director Limited	London	100.00
Organon Laboratories Ltd	Cambridge	100.00
Poultry Biologicals Ltd	Milton Keynes	100.00
Resinous Chemicals Ltd	Tyne and Wear	100.00
Vetstream Ltd	Cambridge	100.00

Uruguay
Intervet Uruguay SA	Montevideo	100.00
Organon Latin America S.A.	Montevidéo	100.00

Venezuela
Eka Chemicals de Venezuela C.A.	Caracas	100.00
Intervet Venezolana SA	Maracay	100.00
Organon Venezolana S.A.	Caracas	100.00

Vietnam
Akzo Nobel Chang Cheng (Vietnam) Ltd	Dong Nai	50.00
Akzo Nobel Coatings Vietnam Limited	Ho Chi Minh City	100.00
Intervet Vietnam Ltd	Vietnam	100.00

Back to Contents

LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE

Belgium
Flexsys Coordination Centre N.V.	St. Stevens Woluwe	50.00
Flexsys N.V.	St. Stevens Woluwe	50.00
Zoutbedrijf van Damme N.V.	Kalken	28.86

Brazil
Flexsys Industria E Comercio Ltda	Sao Paolo	50.00

Chile
Eka Arauco SA	Santiago	50.00

China
Hangzhou Sino-French Chemical Company Limited	Hangzhou	25.00

Denmark
Maricogen Komplementarselskab Aps	Mariager	50.00
Maricogen P/S	Mariager	50.00
Sadolin Farveland Marketing A.S.	Copenhagen	80.00

Egypt
South Egypt Drug Industries Co. (Sedico)	Giza	22.24

Finland
Eka Polymer Latex Oy	Oulu	50.00

France
Flexsys Sarl	Sete	50.00

Germany
Flexsys Distribution GmbH	Nienburg/Weser	50.00
Flexsys Verkauf GmbH	Nienburg/Weser	49.98
Flexsys Verwaltungs und Beteiligungs GmbH	Nienburg/Weser	50.00
Industriepark Nienburg GmbH	Nienburg/Weser	50.00
Joh. Peters sen. GmbH & Co. KG.	Viersen	30.00

Greece
Perla Greek Salt Commercial Industrial L.L.C.	Piraeus	50.00

Hungary
Budafesték-Karolina Ltd	Budapest	34.00

Italy
Flexsys S.P.A.	Milano	50.00

Japan
Denak K.K.	Tokyo	50.00
Flexsys K.K.	Tokyo	50.00
Kayaku Akzo Corporation	Tokyo	50.00
Ketjen Black International Company Ltd	Tokyo	29.97
Lion Akzo Company Ltd	Tokyo	45.00

Back to Contents

LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE

Malaysia
Flexsys Asia Pacific Sdn Bhd	Selangor Darul Ehsan	50.00
Flexsys Chemicals (M) Sdn Bhd	Petaling Jaya	50.00

Netherlands
Acordis B.V.	Arnhem	19.66
Colbond Holding B.V.	Arnhem	19.82
Corsadi B.V.	Arnhem	20.45
Corval B.V.	Sittard	32.00
Delamine B.V.	Delfzijl	50.00
Delesto B.V.	Delfzijl	50.00
Flexsys Holding B.V.	Deventer	50.00
Jacq. Eyck Verf B.V.	Heerlen	32.00
Kemax B.V.	Delfzijl	50.00
Methaholding V.O.F.	Haren	50.00
Methanor V.O.F.	Amersfoort	30.00
Paint'r B.V.	Sittard	32.00
Salinco V.O.F.	Hengelo	50.00
Servant International Trading B.V.	Breda	61.29
Warmte/Kracht Centrale Akzo Nobel Center V.O.F.	Arnhem	50.00

Sweden
Etenförsörning Stenungsund AB	Stenungsund	20.00
Gansca Deponi AB	Sundsvall	33.33
Pemectra Holding AB	Sundsvall	33.01
Pemectra Lasertech AB	Trollhätan	33.01
Svensk Etanolkemi AB	Ornskoldsvik	50.00

Switzerland
Flexsys AG	Zug	49.96

Thailand
Siam Paper Chemicals Ltd.	Bangkok	48.99

Turkey
Dyo Printing Inks A.S.	Izmir	43.50

U.S.A.
Collision Repair Business Management Services L.L.C.	Delaware	49.00
Flexsys America Co.	Akron	50.00
Flexsys America Lp	Akron	50.00
Fort Amanda Specialties LLC	Wilmington	50.00

United Kingdom
Flexsys Rubber Chemicals Ltd	Gillingham	50.00
The Particol Partnership	Weston super Mare	50.00